                                                                    Exhibit 10.3

                  RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT


                  This RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT is entered into as of the 30th day of July, 1999 by and among LetsTalk.com, Inc., a Delaware corporation (the "Company"), Let's Talk Cellular & Wireless, Inc., a Florida corporation ("LTC"), H.I.G. Brickellbay, Inc., a Cayman Islands corporation ("HIG"), Delly Tamer and Brett Beveridge (each, a "Founder"), and the undersigned holders (the "Purchasers") of Series A Preferred Stock of the Company (the "Preferred Shares").


                              W I T N E S S E T H :

                  WHEREAS, the Company and the Purchasers are parties to the Series A Preferred Stock Purchase Agreement of even date herewith, pursuant to which the Purchasers are purchasing shares of the Company's Series A Preferred Stock (the "Stock Purchase Agreement");

                  WHEREAS, the Company and LTC are parties to a license agreement and a binding Letter of Intent with the Company which provide for, among other things, the purchase of shares of Common Stock of the Company by LTC, the license by LTC of certain technology to the Company and the provision of certain services for the Company by LTC (collectively, the "LTC Agreements");

                  WHEREAS, the Company and HIG are parties to a Common Stock Purchase Agreement of even date herewith (the "Common Stock Purchase Agreement"), which provides for, among other things, the purchase by HIG of shares of Common Stock of the Company;

                  WHEREAS, the Founders are the beneficial owners of shares of Common Stock of the Company; and

                  WHEREAS, the Founders, LTC, HIG and each of the Purchasers (each a "Stockholder") desire to enter into this Agreement to provide further inducement to the Purchasers to purchase the Preferred Shares, and Purchasers wish to provide further inducement to Founders to approve the Stock Purchase Agreement, to provide further inducement to LTC to enter into the LTC Agreements and purchase shares of Common Stock of the Company thereunder, and to provide further inducement to HIG to enter into the Common Stock Purchase Agreement and purchase shares of Common Stock of the Company thereunder.

                  NOW, THEREFORE, in consideration of the premises and the mutual promises set forth in this Agreement;

                  THE PARTIES AGREE AS FOLLOWS:

                  1. Restrictions on Transfer of Shares by Holders. Except as otherwise provided in this Agreement, each Holder (as defined below) agrees that it will not sell, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of in any way (a "Transfer"), all or any part of or any interest in the Equity Securities (as defined below) now or hereafter owned or held by such Holder. Any Transfer of Equity Securities not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of the Company and shall not be recognized by the Company.

                  2.       Definitions.

                           (a)      Equity Securities. For purposes of this
Agreement, the term "Equity Securities" shall mean any securities having voting rights in the election of the Board of Directors of the Company not contingent upon default, or any securities evidencing an ownership interest in the Company, or any securities convertible into or exercisable for any shares of the foregoing, or any agreement or commitment to issue any of the foregoing.

                           (b)      Holders. For purposes of this Agreement, the
term "Holders" shall mean the Stockholders, or persons who have acquired shares from any of such persons or their transferees or assignees in accordance with the provisions of this Agreement.

                  3.       Agreements Among the Company and the Holders.

                  3.1      Rights of Refusal.

                           (a)      Transfer Notice. If at any time a Holder
proposes to Transfer Equity Securities to one or more third parties, then such Holder (a "Transferring Holder") shall give the Company and each other Holder written notice of such Transferring Holder's intention to make the Transfer (the "Transfer Notice"), which Transfer Notice shall include (i) a description of the Equity Securities to be transferred ("Offered Shares"), (ii) the identity of the prospective transferee(s) and (iii) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that the Transferring Holder has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement or draft thereof relating to the proposed Transfer.

                           (b)      Company's Option. The Company shall have an
option for a period of ten (10) days from receipt of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company may, by vote of a majority of the Board of Directors not including directors designated by such Transferring Holder, exercise such purchase option and, thereby, purchase all (or a portion of) the Offered Shares by notifying the Transferring Holder in writing before expiration of the such ten (10) day period as to the number of such shares which it wishes to purchase. If the Company gives the Transferring Holder notice that it desires to purchase such shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than forty-five (45) days after the Company's receipt of the Transfer Notice, unless the Transfer Notice contemplated a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 3.1(e). If the Company fails to purchase all of the Offered Shares by exercising the option granted in this
Section 3.1(b) within the period



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


provided, the Offered Shares shall be subject to the options granted to the non-transferring Holders (each, a "Non-Transferring Holder") pursuant to this Agreement.

                           (c)      Additional Transfer Notice. Subject to the
Company's right set forth in Section 3.1(b), if at any time the Transferring Holder proposes a Transfer, then, after the Company has declined to purchase all, or a portion of, the Offered Shares, the Transferring Holder shall give each other Holder an "Additional Transfer Notice" which shall include all of the information and certifications required in a Transfer Notice and shall additionally identify the Offered Shares which the Company has declined to purchase (the "Remaining Shares") and briefly describe such other Holders' rights of first refusal and co-sale rights with respect to the proposed Transfer.

                           (d)      Holders' Option. The Non-Transferring
Holders shall have an option for a period of ten (10) days from the Holder's receipt of the Additional Transfer Notice from the Transferring Holder set forth in Section 3.1(c) to elect to purchase their respective pro rata shares of the Remaining Shares at the same price and subject to the same material terms and conditions as described in the Additional Transfer Notice. Each such Non-Transferring Holder may exercise such purchase option and, thereby, purchase all or any portion of his, her or its pro rata share (with any reallotments as provided below) of the Remaining Shares, by notifying the Transferring Holder and the Company in writing, before expiration of the twenty (20) day period as to the number of such shares which he, she or it wishes to purchase (including any reallotment). Each Non-Transferring Holder's pro rata share of the Remaining Shares shall be a fraction of the Remaining Shares, of which the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) owned by such Non-Transferring Holder on the date of the Transfer Notice shall be the numerator and the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) held by the Transferring Holder and all other Non-Transferring Holders on the date of the Transfer Notice shall be the denominator. Each Non-Transferring Holder shall have a right of reallotment such that, if any other Non-Transferring Holder fails to exercise the right to purchase its full pro rata share of the Remaining Shares, the other participating Non-Transferring Holders may exercise an additional right to purchase, on a pro rata basis, the Remaining Shares not previously purchased. Each Non-Transferring Holder shall be entitled to apportion Remaining Shares to be purchased among its partners and affiliates, provided that such apportionment does not cause the Company to be subject to the public company reporting requirements under the Securities Exchange Act, of 1934, as amended) number of partners and affiliates not exceed ten, and provided further that such Non-Transferring Holder notifies the Transferring Holder of such allocation. If a Non-Transferring Holder gives the Transferring Holder notice that it desires to purchase its pro rata share of the Remaining Shares and, as the case may be, its reallotment, then payment for the Remaining Shares shall be by check or wire transfer, against delivery of the Remaining Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than forty-five (45) days after the Company's receipt of the Transfer Notice, unless the Transfer Notice contemplated a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 3.1(e).

                           (e)      Valuation of Property. Should the purchase
price specified in the Transfer Notice or Additional Transfer Notice be payable in property other than cash or



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evidences of indebtedness, the Company (or the Non-Transferring Holders) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Transferring Holder and the Company (or the Non-Transferring Holders) cannot agree on such cash value within ten (10) days after the Company's receipt of the Transfer Notice (or the Non-Transferring Holders' receipt of the Additional Transfer Notice), the valuation shall be made by an appraiser of recognized standing selected by the Transferring Holder and the Company (or the Non-Transferring Holders) or, if they cannot agree on an appraiser within twenty (20) days after the Company's receipt of the Transfer Notice (or the Non-Transferring Holders' receipt of the Additional Transfer Notice), each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Transferring Holder and the Company (or the Non-Transferring Holders), with the half of the cost borne by the Company and the Non-Transferring Holders borne pro rata by each based on the number of shares such parties were interested in purchasing pursuant to this Section 3. If the time for the closing of the Company's purchase or the Non-Transferring Holders' purchase has expired but for the determination of the value of the purchase price offered by the prospective transferee(s), then such closing shall held on or prior to the fifth business day after such valuation shall have been made pursuant to this subsection.

                  3.2      Right of Co-Sale.

                           (a)      To the extent the Company and the
Non-Transferring Holders do not exercise their respective rights of refusal as to all of the Offered Shares pursuant to Section 3.1, then each Non-Transferring Holder (a "Selling Holder" for purposes of this subsection 3.2) which notifies the Transferring Holder in writing within thirty (30) days after receipt of the Transfer Notice referred to in Section 3.1(a), shall have the right to participate in such sale of Equity Securities on the same terms and conditions as specified in the Transfer Notice and for the same total consideration per share as is received by other Holders. Such Selling Holder's notice to the Transferring Holder shall indicate the number of shares of Equity Securities the Selling Holder wishes to sell under his, her or its right to participate. To the extent one or more of the Non-Transferring Holders exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Equity Securities that the Transferring Holder may sell in the Transfer shall be correspondingly reduced.

                           (b)      Each Selling Holder may sell all or any part
of that number of shares of Equity Securities equal to the product obtained by multiplying (i) the aggregate number of shares of Equity Securities covered by the Transfer Notice by (ii) a fraction, the numerator of which is the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) owned by the Selling Holder on the date of the Transfer Notice and the denominator of which is the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) owned by Transferring Holder and all of the Selling Holders on the date of the Transfer Notice.

                           (c)      Each Selling Holder shall effect its
participation in the sale by promptly delivering to the Transferring Holder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:



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                                    (i)      the type and number of shares of
Equity Securities which such Selling Holder elects to sell; or

                                    (ii)     that number of shares of Equities
Securities which are at such time convertible into the number of shares of Common Stock which such Selling Holder elects to sell; provided, however, that if the prospective third-party purchaser objects to the delivery of Equity Securities in lieu of Common Stock, such Selling Holder shall convert such Equity Securities into Common Stock and deliver Common Stock as provided in this
Section 3.2. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser and contingent on such transfer.

                           (d)      The stock certificate or certificates that
the Selling Holder delivers to the Transferring Holder pursuant to Section 3.2(d) shall be transferred to the prospective purchaser in consummation of the sale of the Equity Securities pursuant to the terms and conditions specified in the Transfer Notice, and the Transferring Holder shall concurrently therewith remit to such Selling Holder that portion of the sale proceeds to which such Selling Holder is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Selling Holder exercising its rights of co-sale hereunder, the Transferring Holder shall not sell to such prospective purchaser or purchasers any Equity Securities unless and until, simultaneously with such sale, the Transferring Holder shall purchase such shares or other securities from such Selling Holder for the same consideration and on the same terms and conditions as the proposed transfer described in the Transfer Notice and for the same total consideration per share as received by all other Holders.

                  3.3 Non-Exercise of Rights. To the extent that the Company and the Holders have not exercised their rights to purchase the Offered Shares or the Remaining Shares within the time periods specified in Section 3.1 and the Holders have not exercised their rights to participate in the sale of the Offered Shares or the Remaining Shares within the time periods specified in
Section 3.2, the Transferring Holder shall have a period of thirty (30) days from the expiration of such rights in which to sell the Offered Shares or the Remaining Shares, as the case may be, upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice to the third-party transferee(s) identified in the Transfer Notice. The third-party transferee(s) shall acquire the Remaining Shares subject to this Agreement. In the event a Transferring Holder does not consummate the sale or disposition of the Remaining Shares within the thirty (30) day period from the expiration of these rights, the Company's first refusal rights and the Holders' first refusal rights and co-sale rights shall continue to be applicable to any subsequent disposition of the Offered Shares or the Remaining Shares by Transferring Holder until such right lapses in accordance with the terms of this Agreement. Furthermore, the exercise or non-exercise of the rights of the Company and the Holders under this Section 3 to purchase Equity Securities from the Transferring Holder or participate in sales of Equity Securities by the Transferring Holder shall not adversely affect their rights to make subsequent purchases from the Transferring Holder of Equity Securities or subsequently participate in sales of Equity Securities by the Transferring Holder.

                  3.4 Limitations to Rights of Refusal and Co-Sale. Notwithstanding the provisions of Section 3.1 and 3.2 of this Agreement, a Transferring Holder may sell or otherwise



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assign, with or without consideration, Equity Securities to (i) a subsidiary, parent, partner, limited partner, retired partner, affiliated partnership or stockholder of such Transferring Holder, (ii) a transferee who is a pledgee, or assignee of such pledgee, of Holder pursuant to a bona fide loan transaction, or
(iii) any spouse or member of Transferring Holder's immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of the Transferring Holder's spouse or members of the Transferring Holder's immediate family, or to a trust for the Transferring Holder's own self, or a charitable remainder trust, provided that each such transferee or assignee, prior to the completion of the sale, transfer, or assignment shall have executed documents assuming the obligations of the Transferring Holder under this Agreement with respect to the transferred securities.

                  3.5      Prohibited Transfers.

                           (a)      In the event the Transferring Holder should
sell any Equity Securities in contravention of the co-sale rights of the Non-Transferring Holders under Section 3.2 (a "Prohibited Transfer"), the Non-Transferring Holders, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and the Transferring Holder shall be bound by the applicable provisions of such option.

                           (b)      In the event of a Prohibited Transfer, each
Non-Transferring Holder shall have the right to sell to the Transferring Holder the type and number of shares of Equity Securities equal to the number of shares each Non-Transferring Holder would have been entitled to transfer to the third-party transferee(s) under Section 3.2 hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

                                    (i)      The price per share at which the
shares are to be sold to the Transferring Holder shall be equal to the price per share paid by the third-party transferee(s) to the Transferring Holder in the Prohibited Transfer. The Transferring Holder shall also reimburse each Non-Transferring Holder for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Non-Transferring Holder's rights under Section 3.

                                    (ii)     Within ninety (90) days after the
later of the dates on which the Non-Transferring Holder (A) received notice of the Prohibited Transfer or (B) otherwise become aware of the Prohibited Transfer, each Non-Transferring Holder shall, if exercising the option created hereby, deliver to the Transferring Holder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

                                    (iii)    The Transferring Holder shall, upon
receipt of the certificate or certificates for the shares to be sold by a Non-Transferring Holder, pursuant to this Section 3.5, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in subparagraph 3.5(b)(i), in cash or by other means acceptable to the Holder.

                                    (iv)     Notwithstanding the foregoing, any
attempt by the Transferring Holder to transfer Equity Securities in violation of
Section 3 hereof shall be void



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and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee(s) as the holder of such shares without the written consent of a majority in interest of the Non-Transferring Holders.

                  4. Bring Along Provision In the event that (i) a consolidation or merger of the Company with or into any other corporation or corporations in which 100% of the voting securities are disposed of, or (ii) a sale of all or substantially all of the assets or business of the Company in one or more related transactions (such events referred to herein collectively as a "Sale of the Company"), is approved by (A) two-thirds of the Board of Directors of the Company and (B) holders of at least 50% of the voting securities of the Company, then, provided that (x) the consideration to be received by the stockholders of the Company is cash or freely tradable marketable securities (not including any escrowed securities) of a Company with a market capitalization of at least $200,000,000, and (y) each stockholder of the Company receives the same consideration per share (including any fees or compensation paid to other stockholders of the Company except as specifically provided in bona fide employment agreements between such stockholders and the acquiring entity but not including any liquidation preferences paid on shares of Preferred Stock of the Company) each of the parties hereto hereby agree to:

                           (a)      vote that number of shares of the capital
stock of the Company as to which they have beneficial ownership as of the time of the record date in favor of such Sale of the Company;

                           (b)      not exercise any dissenters' rights under
applicable law at any time for such Sale of the Company;

                           (c)      refrain from transferring any securities of
the Company, the acquirer, or any other applicable company during any period prohibited by then applicable "pooling of interests" accounting treatment rules, whether before or after the Sale of the Company, provided that such period of restriction prior to the closing of a Sale of the Company shall not exceed one hundred twenty (120) days; and

                           (d)      after receiving proper notice of such
meeting, be present, in person or by proxy, along with any of their respective affiliated entities, as holders of shares of voting securities, at all meetings of stockholders of the Company to vote on the approval of a Sale of the Company so that all shares of voting securities beneficially owned by such stockholders and/or their affiliated entities may be counted for the purposes of determining the presence of a quorum at such meetings.

                  5. Assignments and Transfers; No Third Party Beneficiaries. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives, but shall not otherwise be for the benefit of any third party. The rights of the Holders hereunder are only assignable (i) by each of such Holders to any other Holder, (ii) to a partner or other affiliate of such Holder or (iii) to an assignee or transferee who acquires all of the Equity Securities purchased by a Stockholder or at least 100,000 shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares).

                  6. Legend. Each existing or replacement certificate for shares now owned or hereafter acquired by each Holder shall bear the following legend upon its face:

                  "THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

                  7. Effect of Change in Company's Capital Structure. Appropriate adjustments shall be made in the number and class of shares in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of the Company.

                  8. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, nationally recognized overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                  9. Further Instruments and Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. Each party hereto agrees to cooperate affirmatively with each other party hereto to the extent reasonably requested by such other parties to enforce rights and obligations pursuant hereto.

                  10. Term. This Agreement shall terminate upon the earlier of (i) the Company's sale of its Common Stock in a firm commitment underwritten public offering at a market valuation of at least $100,000,000 immediately prior to effectiveness of the Company's registration statement and pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, the public offering price of which is not less than $15,000,000 in the aggregate), and (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company's capital stock such that the stockholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity.

                  11. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof, supersedes all other agreements between or among any of the parties with respect to the subject matter hereof and cannot be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties to this Agreement. This Agreement shall be interpreted under the laws of the State of California without reference to conflicts of law provisions.

                  12. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the written consent of the holders of more than 50% of the Common Stock issued and held by the Founders and the written consent of the holders of more than 50% of the Common Stock issued or issuable upon conversion of the Preferred Shares then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon, the Company, the Founders and all Purchasers and their respective successors and assigns.

                  13. Separability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  14. Attorney's Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

                  15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  16. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



                                    LETSTALK.COM, INC.


                                    By:  /s/  Delly Tamer
                                       -----------------------------------------
                                       Delly Tamer,
                                       President and Chief Executive Officer

                                    970 Chestnut Street
                                    San Francisco, California 94109



                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                               CO-SALE AGREEMENT

                                    LET'S TALK CELLULAR & WIRELESS, INC.


                                    By:  /s/  David H. Eisenberg
                                       -----------------------------------------

                                    Name:  Eisenberg
                                         ---------------------------------------

                                    Title:  CEO
                                          --------------------------------------

                                    800 Brickell Avenue, Suite 400
                                    Miami, Florida 33131



                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                               CO-SALE AGREEMENT

                                    LET'S TALK CELLULAR & WIRELESS, INC.


                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    800 Brickell Avenue, Suite 400
                                    Miami, Florida 33131



                                    H.I.G. BRICKELLBAY, INC.


                                    By:  /s/
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    1001 Brickell Bay Drive
                                    Twenty-Seventh Floor
                                    Miami, Florida 33131


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                               CO-SALE AGREEMENT

                                    FOUNDERS:

                                    /s/  Delly Tamer
                                    --------------------------------------------
                                    Delly Tamer

                                    970 Chestnut Street
                                    San Francisco, California 94109


                                    /s/  Brett Beveridge
                                    --------------------------------------------
                                    Brett Beveridge

                                    4775 Pine Dr.
                                    Miami, FL.  33143



                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                               CO-SALE AGREEMENT

                                    FOUNDERS:

                                    /s/  Delly Tamer
                                    --------------------------------------------
                                    Delly Tamer

                                    970 Chestnut Street
                                    San Francisco, California 94109


                                    /s/  Brett Beveridge
                                    --------------------------------------------
                                    Brett Beveridge

                                    970 Chestnut Street
                                    San Francisco, California 94109



                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                               CO-SALE AGREEMENT

                                    PURCHASERS:

                                    H.I.G. WIRELESS INTERNET, INC.

                                    By:  /s/
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    c/o Doug Berman
                                    1001 Brickell Bay Drive
                                    Twenty-Seventh Floor
                                    Miami, Florida 33131



                                    ------------------------------------------

                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    c/o Barry Patmore
                                    3000 Sand Hill Road
                                    Bldg. 1, Suite 260
                                    Menlo Park, California 94025


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                               CO-SALE AGREEMENT

                                    PURCHASERS:

                                    HIG WIRELESS, INC.

                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    c/o Doug Berman
                                    1001 Brickell Bay Drive
                                    Twenty-Seventh Floor
                                    Miami, Florida 33131



                                    Brentwood Associates IX, LP
                                    By:   Brentwood IX Ventures, LLC
                                          Its General Partner

                                    By:  /s/  Jeffrey Brody
                                       -----------------------------------------

                                    Name:  Jeffrey Brody
                                         ---------------------------------------

                                    Title:  Managing Member
                                          --------------------------------------

                                    c/o Barry Patmore
                                    3000 Sand Hill Road
                                    Bldg. 1, Suite 260
                                    Menlo Park, California, 94025



                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                               CO-SALE AGREEMENT

                                    PURCHASERS:

                                    HIG WIRELESS, INC.

                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    c/o Doug Berman
                                    1001 Brickell Bay Drive
                                    Twenty-Seventh Floor
                                    Miami, Florida 33131



                                    Brentwood Affiliates Fund III LP
                                    By:   Brentwood IX Ventures, LLC
                                          Its General Partner

                                    By:  /s/  Jeffrey Brody
                                       -----------------------------------------

                                    Name:  Jeffrey Brody
                                         ---------------------------------------

                                    Title:  Managing Member
                                          --------------------------------------

                                    c/o Barry Patmore
                                    3000 Sand Hill Road
                                    Bldg. 1, Suite 260
                                    Menlo Park, California, 94025


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                               CO-SALE AGREEMENT

                                    PURCHASERS:

                                    G & H Partners
                                    155 Constitution Drive
                                    Menlo Park, California 94025

                                    By:  /s/  Gay S. Wohl
                                       -----------------------------------------

                                    Name:  Gay S. Wohl
                                         ---------------------------------------

                                    Title:  Partner
                                          --------------------------------------


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                               CO-SALE AGREEMENT

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                                    PURCHASERS:


                                    Accel VII L.P.
                                    By:  Accel VII Associates L.L.C.
                                    Its General Partner


                                    By:  /s/  G. Carter Sednaoui
                                       -----------------------------------------
                                       G. Carter Sednaoui
                                       Managing Member



                                    Accel Internet Fund III L.P.
                                    By:  Accel Internet Fund III
                                         Associates L.L.C.
                                    Its General Partner


                                    By:  /s/  G. Carter Sednaoui
                                       -----------------------------------------
                                       G. Carter Sednaoui
                                       Managing Member



                                    Accel Investor '99 L.P.

                                    By:  /s/  G. Carter Sednaoui
                                       -----------------------------------------
                                       G. Carter Sednaoui
                                       General Partner


                                    Addresses for Notices:

                                    Accel Partners
                                    428 University Avenue
                                    Palo Alto, CA 94301
                                    Attn: Theresia Gouw Ranzetta and
                                          James R. Swartz
                                    Tel: (650) 614-4800
                                    Fax: (650) 614-4880

                                    and

                                    Accel Partners
                                    One Palmer Square
                                    Princeton, NJ 08542
                                    Attn: G. Carter Sednaoui
                                    Tel: (609) 683-4500
                                    Fax: (609) 683-0384


                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                               CO-SALE AGREEMENT